Exhibit 32.2
CERTIFICATION PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this quarterly report on Form 10-Q of The Wet Seal, Inc. for the period ended November 1, 2014, I, Steven H. Benrubi, Executive Vice President and Chief Financial Officer of The Wet Seal, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	This Form 10-Q for the period ended August 2, 2014 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-Q for the period ended August 2, 2014 fairly presents, in all material respects, the financial condition and results of operations of The Wet Seal, Inc.

December 10, 2014	/s/ Thomas R. Hillebrandt
Thomas R. Hillebrandt
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)
This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the registrant for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.